STATEMENT OPERATIONS (Unaudited) - Pelican Holdco Inc [Member]	4 Months Ended
Dec. 31, 2025 USD ($) $ / shares shares
General and administrative expenses	$ (88,845)
Loss before tax expense	(88,845)
Income tax expense
Net loss	$ (88,845)
Weighted average number of common stock outstanding, basic | shares
Weighted average number of common stock outstanding, diluted | shares
Basic net loss per common share | $ / shares
Diluted net loss per common share | $ / shares